UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2017 (December 6, 2017)

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.
Windstream Holdings, Inc. Windstream Services, LLC	Delaware Delaware	001-32422 001-36093	46-2847717 20-0792300

4001 Rodney Parham Road Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

(501) 748-7000
(Registrants’ telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

Fourth Supplemental Indenture - 2021 Notes

On December 6, 2017, Windstream Services, LLC (the “Company”) entered into an indenture, dated as of December 6, 2017 (the “Fourth Supplemental Indenture”), among the Company, Windstream Finance Corp., certain other subsidiaries of the Company party thereto, and U.S. Bank National Association, as trustee, amending and supplementing the indenture, dated as of March 28, 2011 (the “2021 Notes Base Indenture”), among the Windstream Corporation (as predecessor to the Company), the guarantors party thereto, and U.S. Bank National Association, as trustee.

The Fourth Supplemental Indenture gives effect to the consents and waivers set forth in the Company’s Consent Solicitation Statement, dated as of November 28, 2017 (as amended and supplemented prior to the date of the Fourth Supplemental Indenture, the “Consent Solicitation Statement”) and amended certain terms and provisions of the 2021 Notes Base Indenture.  The Fourth Supplemental Indenture provides for a waiver with respect to (1) any Default or Event of Default (as such terms are defined in the 2021 Notes Base Indenture) under the 2021 Notes Base Indenture that is alleged to have, has or may have arisen under the 2021 Notes Base Indenture in connection with, related to, or as a result of the consummation or performance of the Transactions (as defined in the Fourth Supplemental Indenture) and (2) any Default or Event of Default under the 2021 Notes Base Indenture that is alleged to have, has or may have arisen as a result of a Default or Event of Default described in the foregoing.

The description of the Fourth Supplemental Indenture is qualified in its entirety by the terms of such agreement, which is incorporated by reference and attached to this report as Exhibit 4.1.

Fourth Supplemental Indenture - 2022 Notes

On December 6, 2017, the Company entered into an indenture, dated as of December 6, 2017 (the “Fourth Supplemental Indenture”), among the Company, Windstream Finance Corp., certain other subsidiaries of the Company party thereto, and U.S. Bank National Association, as trustee, amending and supplementing the indenture, dated as of November 22, 2011 (the “2022 Notes Base Indenture”), among the Windstream Corporation (as predecessor to the Company), the guarantors party thereto, and U.S. Bank National Association, as trustee.

The Fourth Supplemental Indenture gives effect to the consents and waivers set forth in the Company’s Consent Solicitation Statement, and amended certain terms and provisions of the 2022 Notes Base Indenture.  The Fourth Supplemental Indenture provides for a waiver with respect to (1) any Default or Event of Default (as such terms are defined in the 2022 Notes Base Indenture) under the 2022 Notes Base Indenture that is alleged to have, has or may have arisen under the 2022 Notes Base Indenture in connection with, related to, or as a result of the consummation or performance of the Transactions (as defined in the Fourth Supplemental Indenture) and (2) any Default or Event of Default under the 2022 Notes Base Indenture that is alleged to have, has or may have arisen as a result of a Default or Event of Default described in the foregoing.

The description of the Fourth Supplemental Indenture is qualified in its entirety by the terms of such agreement, which is incorporated by reference and attached to this report as Exhibit 4.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
Exhibit 4.1	Fourth Supplemental Indenture, dated as of December 6, 2017, among Windstream Services, LLC, Windstream Finance Corp., the guarantors party thereto, and U.S. Bank National Association, as trustee
Exhibit 4.2	Fourth Supplemental Indenture, dated as of December 6, 2017, among Windstream Services, LLC, Windstream Finance Corp., the guarantors party thereto, and U.S. Bank National Association, as trustee

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Fourth Supplemental Indenture, dated as of December 6, 2017, among Windstream Services, LLC, Windstream Finance Corp., the guarantors party thereto, and U.S. Bank National Association, as trustee
Exhibit 4.2	Fourth Supplemental Indenture, dated as of December 6, 2017, among Windstream Services, LLC, Windstream Finance Corp., the guarantors party thereto, and U.S. Bank National Association, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President, General Counsel and Corporate Secretary	Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: December 12, 2017